                      TENTH AMENDMENT TO CREDIT AGREEMENT

     TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 7, 1998, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, it is agreed:

I. Amendments and Modifications to Credit Agreement.

     1. Section 10.09 of the Credit Agreement is hereby amended by inserting immediately before the semi-colon at the end thereof the following proviso:

     "; provided, that on or prior to June 30, 1998 this Section 10.09 shall not apply to a judgment of less than or equal to $1,000,000 entered against HMI in connection with the case of Hotte vs. HMI".

II. Miscellaneous Provisions.

    1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Tenth Amendment Effective Date (as defined below), both before and after giving effect to the Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Tenth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Tenth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective as of the date (the "Tenth Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Tenth Amendment Effective Date.

     6. From and after the Tenth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                  * * *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.




                                           TRANSWORLD HEALTHCARE, INC.,
                                            as Borrower



                                           By  /s/ Wayne Palladino
                                              ----------------------------
                                              Title: CFO




                                           BANKERS TRUST COMPANY,
                                            Individually and as Agent



                                           By
                                              ----------------------------
                                              Title:




                                           THE BANK OF NEW YORK



                                           By
                                              ----------------------------
                                              Title:




                                           BANQUE PARIBAS



                                           By
                                              ----------------------------
                                              Title:




                                           By
                                              ----------------------------
                                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.




                                           TRANSWORLD HEALTHCARE, INC.,
                                            as Borrower



                                           By
                                              ----------------------------
                                              Title:




                                           BANKERS TRUST COMPANY,
                                            Individually and as Agent



                                           By /s/ Patricia Hogan
                                              ----------------------------
                                              Title: Principal




                                           THE BANK OF NEW YORK



                                           By
                                              ----------------------------
                                              Title:




                                           BANQUE PARIBAS



                                           By
                                              ----------------------------
                                              Title:




                                           By
                                              ----------------------------
                                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.




                                           TRANSWORLD HEALTHCARE, INC.,
                                            as Borrower



                                           By
                                              ----------------------------
                                              Title:




                                           BANKERS TRUST COMPANY,
                                            Individually and as Agent



                                           By
                                              ----------------------------
                                              Title:




                                           THE BANK OF NEW YORK



                                           By /s/ Vincent P. O'Leary
                                              ----------------------------
                                              Title: Senior Vice President




                                           BANQUE PARIBAS



                                           By
                                              ----------------------------
                                              Title:




                                           By
                                              ----------------------------
                                              Title:

                                            UNION BANK OF SWITZERLAND,
                                             NEW YORK BRANCH



                                           By /s/ Leo L. Baltz
                                              ----------------------------
                                              Title: Director




                                           By /s/ Robert L. Wells
                                              ----------------------------
                                              Title: Director



                                           FLEET BANK



                                           By
                                              ----------------------------
                                              Title:

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement refinanced in the foregoing Tenth Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Tenth Amendment.

Acknowledged and
Agreed this __th day
of April, 1998.

DERMAQUEST, INC.
 as a Pledgor

By /s/ Wayne Palladino
  -----------------------
  Title: VP


MK DIABETIC SUPPORT
SERVICES, INC.,
 as a Pledgor

By /s/ Wayne Palladino
  -----------------------
  Title: VP


THE PROMPTCARE COMPANIES, INC.
 as a Pledgor

By /s/ Wayne Palladino
  -----------------------
  Title: VP

THE PROMPTCARE LUNG CENTER, INC.,
 as a Pledgor

By  /s/ Wayne Palladino
  -----------------------
  Title: VP


STERI-PHARM, INC.,
 as a Pledgor

By  /s/ Wayne Palladino
  -----------------------
  Title: VP


TRANSWORLD HOME HEALTHCARE NURSING DIVISION, INC., as a Pledgor

By  /s/ Wayne Palladino
  -----------------------
  Title: VP


RESPIFLOW, INC.,
 as a Pledgor

By  /s/ Wayne Palladino
  -----------------------
  Title: VP

TRANSWORLD ACQUISITION CORP.,
 as a Pledgor

By  /s/ Wayne Palladino
  -----------------------
  Title: VP